                                                                                            EXHIBIT 99

--------------------------------------------------------------------------------------------------------
                                        WFMBS MORTGAGE LOAN POOL
                                   20-YEAR THROUGH 30-YEAR FIXED RATE
                                        NON-RELOCATION MORTGAGES
                                          WFMBS SERIES 2002-08
                                        POOL PROFILE (3/15/2002)

--------------------------------------------------------------------------------------------------------

                                                     ---------------------      ----------------------
                                                             BID                      TOLERANCE
                                                     ---------------------      ----------------------
 AGGREGATE PRINCIPAL BALANCE                                 $400,000,000                  (+/- 5.00%)

 MORTGAGE LOAN CUTOFF DATE                                       1-Apr-02
 INTEREST RATE RANGE                                      6.250% - 8.875%
 GROSS WAC                                                          6.51%            (+5 bps/ -5 Bps%)
 WEIGHTED AVERAGE SERVICE FEE                                      25 bps
 MASTER SERVICING FEE                                             1.7 bps
 WAM (in months)                                                      357                (+/- 2 month)

 WALTV                                                                65%                (maximum +5%)

 CALIFORNIA %                                                         45%                (maximum 45%)
 SINGLE LARGEST ZIP CODE CONCENTRATION                                 3%                (maximum +3%)

 AVERAGE LOAN BALANCE                                            $470,000           (maximum $490,000)
 LARGEST INDIVIDUAL LOAN BALANCE                               $1,500,000         (maximum $1,500,000)

 CASH-OUT REFINANCE %                                                 25%               (maximum  +5%)

 PRIMARY RESIDENCE %                                                  95%                (minimum -5%)

 SINGLE-FAMILY DETACHED %                                             94%                (minimum -5%)

 FULL DOCUMENTATION %                                                 90%                (minimum -5%)

 UNINSURED > 80% LTV %                                                 1%                (maximum +1%)





             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                    SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------------------------------

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-08
                            POOL PROFILE (3/15/2002)
                               PRICING INFORMATION
--------------------------------------------------------------------------------


RATING AGENCIES                                 TBD by Wells Fargo

PASS THRU RATE                                               6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                         0.30%

PRICING DATE                                             15-Mar-02

FINAL STRUCTURE DUE DATE                                 10-Apr-02       9:00 AM

SETTLEMENT DATE                                          29-Apr-02

ASSUMED SUB LEVELS                                             AAA        2.850%
                                                                AA
                                                                 A
                                                               BBB
                                                                BB
                                                                 B

                                            Note: AAA Class will be rated by two
                                            rating agencies. AA through B
                                            Classes will be rated by one rating
                                            agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:

      1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:

      1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.

      2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

      3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-01. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



     WFMBS CONTACTS                                  Brad Davis (301) 846-8009
                                                     Lori Maller (301) 846-8185


                                               WFASC DENOMINATION POLICY


TYPE AND DESCRIPTION OF CERTIFICATES                                                    MINIMUM                            BOOK
                                                                                     DENOMINATION        PHYSICAL          ENTRY
                                                                                         (1)(4)        CERTIFICATES     CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex components
(subject to reasonable prepayment support)                                              $25,000            Allowed         Allowed

Companion classes for PAC, TAC, Scheduled Classes                                      $100,000            Allowed         Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit protection to
 the Class A, Complex multi-component certificates                                     $100,000           Standard      Upon Request

Notional and Nominal Face IO                                                             (2)              Standard      Upon Request

Residual Certificates                                                                    (3)              Required       Not Allowed

All other types of Class A Certificates                                                  (5)                (5)             (5)

CLASS B (Investment Grade)                                                             $100,000           Allowed         Allowed

CLASS B (Non-Investment Grade)                                                         $250,000           Required       Not Allowed

------------------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled
      Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.

--------------------------------------------------------------------------------------------------------
                                        WFMBS MORTGAGE LOAN POOL
                                   20-YEAR THROUGH 30-YEAR FIXED RATE
                                        NON-RELOCATION MORTGAGES
                                          WFMBS SERIES 2002-08
                                        POOL PROFILE (3/15/2002)

--------------------------------------------------------------------------------------------------------

                                                     ---------------------      ----------------------
                                                             BID                      TOLERANCE
                                                     ---------------------      ----------------------
 AGGREGATE PRINCIPAL BALANCE                                 $400,000,000                  (+/- 5.00%)

 MORTGAGE LOAN CUTOFF DATE                                       1-Apr-02
 INTEREST RATE RANGE                                      6.250% - 8.875%
 GROSS WAC                                                          6.97%            (+5 bps/ -5 Bps%)
 WEIGHTED AVERAGE SERVICE FEE                                      25 bps
 MASTER SERVICING FEE                                             1.7 bps
 WAM (in months)                                                      357                (+/- 2 month)

 WALTV                                                                65%                (maximum +5%)

 CALIFORNIA %                                                         45%                (maximum 45%)
 SINGLE LARGEST ZIP CODE CONCENTRATION                                 3%                (maximum +3%)

 AVERAGE LOAN BALANCE                                            $470,000           (maximum $490,000)
 LARGEST INDIVIDUAL LOAN BALANCE                               $1,500,000         (maximum $1,500,000)

 CASH-OUT REFINANCE %                                                 25%               (maximum  +5%)

 PRIMARY RESIDENCE %                                                  95%                (minimum -5%)

 SINGLE-FAMILY DETACHED %                                             94%                (minimum -5%)

 FULL DOCUMENTATION %                                                 90%                (minimum -5%)

 UNINSURED > 80% LTV %                                                 1%                (maximum +1%)





             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                    SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------------------------------

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-08
                            POOL PROFILE (3/15/2002)
                               PRICING INFORMATION
--------------------------------------------------------------------------------


RATING AGENCIES                                 TBD by Wells Fargo

PASS THRU RATE                                               6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                         0.30%

PRICING DATE                                             15-Mar-02

FINAL STRUCTURE DUE DATE                                 10-Apr-02       9:00 AM

SETTLEMENT DATE                                          29-Apr-02

ASSUMED SUB LEVELS                                             AAA        2.850%
                                                                AA
                                                                 A
                                                               BBB
                                                                BB
                                                                 B

                                            Note: AAA Class will be rated by two
                                            rating agencies. AA through B
                                            Classes will be rated by one rating
                                            agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:

      1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:

      1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.

      2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

      3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-01. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



     WFMBS CONTACTS                                  Brad Davis (301) 846-8009
                                                     Lori Maller (301) 846-8185


                                               WFASC DENOMINATION POLICY


TYPE AND DESCRIPTION OF CERTIFICATES                                                    MINIMUM                            BOOK
                                                                                     DENOMINATION        PHYSICAL          ENTRY
                                                                                         (1)(4)        CERTIFICATES     CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex components
(subject to reasonable prepayment support)                                              $25,000            Allowed         Allowed

Companion classes for PAC, TAC, Scheduled Classes                                      $100,000            Allowed         Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit protection to
 the Class A, Complex multi-component certificates                                     $100,000           Standard      Upon Request

Notional and Nominal Face IO                                                             (2)              Standard      Upon Request

Residual Certificates                                                                    (3)              Required       Not Allowed

All other types of Class A Certificates                                                  (5)                (5)             (5)

CLASS B (Investment Grade)                                                             $100,000           Allowed         Allowed

CLASS B (Non-Investment Grade)                                                         $250,000           Required       Not Allowed

------------------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled
      Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.